EXHIBIT 10.1
FIFTH AMENDMENT
     This Fifth Amendment (the “Agreement”) to the Credit Agreement referred to below is dated as of April 30, 2008, by and among BOWATER INCORPORATED, a corporation organized under the laws of Delaware, in its capacity as Borrower under the Credit Agreement referred to below (the “Borrower”), certain Subsidiaries of the Borrower party hereto (the “Subsidiary Grantors”), AbitibiBowater Inc., a corporation organized under the laws of Delaware (the “Parent”), the Lenders and the Canadian Lenders party hereto (collectively, the “Consenting Lenders”) pursuant to an authorization (in the form attached hereto as Exhibit A, each a “Lender Authorization”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below.
STATEMENT OF PURPOSE:
     The Borrower, the Lenders, certain other financial institutions and the Administrative Agent are parties to the Credit Agreement dated as of May 31, 2006 (as amended by that certain First Amendment dated as of July 20, 2007, that certain Second Amendment dated as of October 31, 2007, that certain Third Amendment and Waiver dated as of February 25, 2008, that certain Fourth Amendment dated as of March 31, 2008, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     The Borrower has requested that the Administrative Agent, the Lenders and the Canadian Lenders agree to amend the Credit Agreement as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders have agreed to grant such requests of the Borrower.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Agreement) or the Collateral Agreement (as amended by this Agreement), as applicable.
     2. Credit Agreement Amendments. The Credit Agreement is hereby amended by:
     (a) Section 1.1 of the Credit Agreement is hereby amended by:
          (i) amending and restating the following definitions
     “New Borrower Mortgages” means those certain mortgages, deeds of trust, security agreements, subordination agreements or other real property security documents encumbering the New Borrower Fixed Assets, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Canadian Administrative Agent and executed by the applicable New Borrower in favor of the Administrative Agent, for the ratable benefit of the Secured Parties and the Canadian Secured Parties, as

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amended, restated, supplemented or otherwise modified from time to time. Unless specifically excluded, the Supplemental New Borrower Mortgage shall be a New Borrower Mortgage.
     “New Borrowers” means (a) Bowater Alabama LLC (formerly known as Bowater Alabama, Inc.), an Alabama limited liability company (the “Coosa Pines Borrower”), (b) Bowater Newsprint South LLC, a Delaware limited liability company (“BNS Holdings”) and (c) Bowater Newsprint South Operations LLC (formerly known as Bowater Newsprint South, Inc.), a Delaware corporation and the successor by merger to Bowater Mississippi, LLC (the “Grenada Borrower”).
          (ii) adding the following new definition in proper alphabetical order:
     “Supplemental New Borrower Mortgage” means that certain mortgage, deed of trust, security agreement, subordination agreement or other real property security document encumbering a fee interest in the Coosa Pines Mill and a leasehold interest in the Coosa Pines Real Property or otherwise subordinating the interests of the Industrial Development Board of the City of Childersburg, a public corporation duly organized and existing under the laws of the State of Alabama (such Person, the “Supplemental New Borrower Mortgagor”), in the Coosa Pines Mill or Coosa Pines Real Property to the interests of the Administrative Agent and the Canadian Administrative Agent therein, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Canadian Administrative Agent and executed by the Supplemental New Borrower Mortgagor in favor of the Administrative Agent, for the ratable benefit of the Secured Parties and the Canadian Secured Parties, as amended, restated, supplemented or otherwise modified from time to time.
     “Supplemental New Borrower Mortgagor” has the meaning set forth in the definition of Supplemental New Borrower Mortgage.
          (b) Amendment to Section 5.3. The following new subsection (d) shall be added to Section 5.3:
     “(d) Delivery of Documentation Pursuant to Section 8.10(e)(ii). If the requested borrowing, conversion or continuation of any Loan or the requested issuance or extension of any Letter of Credit would cause the aggregate principal amount of all Obligations outstanding as of the date of such borrowing, conversion, continuation, issuance or extension (after giving effect to the requested borrowing, conversion, continuation shall have received each item required to be delivered thereto pursuant to Section 8.10(e)(ii)(A), 8.10(e)(ii)(B), 8.10(e)(ii)(C) and 8.10(e)(ii)(D). in all cases, in accordance with the terms and provisions thereof (or as such terms and conditions may be amended, modified or waived in accordance with the terms of Section 13.2).”
     (c) Amendment to Section 8.10. Clause (ii) of subsection (e) of Section 8.10 of the Credit Agreement is hereby amended and restated as follows:
          “(ii) New Borrower Loan Documentation.

     (A) As soon as practicable, but in no event later than April 15, 2008, the Administrative Agent shall have received:
     (1) evidence satisfactory to the Administrative Agent that the Borrower shall be diligently pursuing in good faith the rendering of the solvency opinions referred to in Sections 8.10(e)(ii)(B) and 8.10(e)(ii)(C) by a third party consultant reasonably acceptable to the Administrative Agent (including having delivered to such third party consultant all financial and other information necessary to provide the basis for the delivery of such solvency opinion); and
     (2) information, in form and substance reasonably satisfactory to the Administrative Agent, confirming (x) that the New Borrowers own, free and clear of any Liens, the New Borrower Fixed Assets and (y) the ability of the New Borrowers to grant to the Administrative Agent, on behalf of the Secured Parties and the Canadian Secured Parties, a perfected first priority security interest in the New Borrower Fixed Assets without the consent or approval of any third Person; and
     (B) As soon as practicable, but in no event later than May 15, 2008, the Administrative Agent shall have received:
     (1) a copy of a solvency opinion from Houlihan Lokey Howard & Zukin Financial Advisors, Inc. or another opinion provider reasonably acceptable to the Administrative Agent as to the solvency of the Original Borrower after giving effect to the New Borrower Transactions and the transactions contemplated by the Fourth Amendment, this Agreement and the joinder agreement referred to in clause (2) below and such other matters as the Lenders shall request (which such opinion shall expressly permit reliance (or be accompanied by a letter, in form and substance satisfactory to the Administrative Agent, executed by the opinion provider that expressly permits reliance) by the Administrative Agent, the Lenders and any successors and assigns of the Administrative Agent or any Lender);
     (2) a duly executed joinder agreement, in form and substance reasonably satisfactory to the Administrative Agent, joining each New Borrower to the Credit Agreement, the Intercompany Subordination Agreement and any other applicable Loan Documents;
     (3) such updated Schedules to the Loan Documents as requested by the Administrative Agent or the Canadian Administrative Agent with regard to the New Borrowers (including, without limitation, an updated Schedule 6.1 (b));

     (4) a certificate of a Responsible Officer of each New Borrower certifying as to the incumbency and genuineness of the signature of each officer of each New Borrower executing the Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (w) the articles or certificate of incorporation or formation of each New Borrower and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or formation, (x) the bylaws or other governing document of each New Borrower as in effect on the date hereof, (y) resolutions duly adopted by the board of directors or other governing body of each New Borrower authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (z) certificates as of a recent date of the good standing of each New Borrower under the laws of its jurisdiction of incorporation or formation;
     (5) an originally executed counterpart of a collateral agreement, in form and substance satisfactory to the Administrative Agent, executed by each New Borrower in favor of the Administrative Agent and the other Secured Parties and all other Security Documents entered into in connection therewith (the “New Borrower Security Documents”), together with all schedules, exhibits and annexes thereto;
     (6) all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of itself and the other Secured Parties, in the Collateral granted by each New Borrower under the New Borrower Security Documents and evidence satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens therein;
     (7) the results of a Lien search (including a search as to judgments, pending litigation and tax matters) made against each New Borrower under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of each New Borrower, indicating among other things that the assets of each New Borrower are free and clear of any Liens (except Permitted Liens);
     (8) evidence in form and substance reasonably satisfactory to the Administrative Agent confirming: (x) the adequacy and effectiveness of the property and liability insurance coverage of the Borrower (including, without limitation, coverage of each New Borrower) and its Subsidiaries and (y) the interest of the Administrative Agent (as loss payee and additional insured and, with respect to the real property subject to the New Borrower Mortgages (other than the Supplemental New Borrower Mortgage), as mortgagee) with respect to such insurance coverage;

     (9) a duly executed counterpart of each New Borrower Mortgage (other than the Supplemental New Borrower Mortgage);
     (10) all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of itself, the other Secured Parties and the Canadian Secured Parties, in the Collateral granted by each New Borrower under each New Borrower Mortgage (other than the Supplemental New Borrower Mortgage) and evidence satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens therein;
     (11) duly executed copies of amended and restated Notes to replace the Notes issued to the applicable Lenders on or prior to the date each New Borrower is joined pursuant to clause (2) above;
     (12) the original New Borrower Note, along with a blank endorsement executed by the Original Borrower (which such endorsement shall be in form and substance satisfactory to the Administrative Agent);
     (13) favorable opinions of counsel of each New Borrower addressed to the Administrative Agent and the Lenders with respect to the New Borrowers, this Agreement, each of the New Borrower Mortgages (other than the Supplemental New Borrower Mortgage) and the other Loan Documents to which the New Borrowers are a party and such other matters as the Lenders shall reasonably request (which such opinions shall expressly permit reliance by successors and assigns of the Administrative Agent or any Lender); and
     (14) such other instruments, documents and certificates as the Administrative Agent shall reasonably request.
     (C) As soon as practicable, but in no event later than May 22, 2008, the Administrative Agent shall have received a copy of a solvency opinion from Houlihan Lokey Howard & Zukin Financial Advisors, Inc. or another opinion provider reasonably acceptable to the Administrative Agent as to the solvency of each of the New Borrowers (other than BNS Holdings if BNS Holdings is a holding company that holds only the Capital Stock of the Coosa Pines Borrower and the Grenada Borrower and has no creditors other than the Lenders), in each case after giving effect to the New Borrower Transactions and the transactions contemplated by the Fourth Amendment, this Agreement and the joinder agreement referred to in Section 8.10(e)(ii)(B)(2) above and such other matters as the Lenders shall request (which such opinion shall expressly permit reliance (or be accompanied by a letter, in form and substance satisfactory to the Administrative Agent, executed by the opinion provider that expressly permits reliance) by the Administrative Agent, the Lenders and any successors and assigns of the Administrative Agent or any Lender).

     (D) As soon as practicable, but in no event later than May 30, 2008, the Administrative Agent shall have received:
     (1) to the extent reasonably requested by the Administrative Agent, evidence in form and substance reasonably satisfactory to the Administrative Agent confirming the interest of the Administrative Agent as loss payee, additional insured and mortgagee with respect to the Coosa Pines Mill and Coosa Pines Real Property subject to the Supplemental New Borrower Mortgage;
     (2) a duly executed counterpart of the Supplemental New Borrower Mortgage;
     (3) all filings and recordations that are necessary to perfect the security interests of the Administrative Agent, on behalf of itself, the other Secured Parties and the Canadian Secured Parties, in the Collateral granted by the Supplemental New Borrower Mortgagor, and evidence satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens therein (or, to the extent acceptable to the Administrative Agent, evidence satisfactory to the Administrative Agent that upon delivery of the Supplemental New Borrower Mortgage, all right, title and interest of the Supplemental New Borrower Mortgagor shall be subordinated in all respects to the security interests of the Administrative Agent, on behalf of itself, the other Secured Parties and the Canadian Secured Parties, with respect to the interests subject to the Supplemental New Borrower Mortgage);
     (4) favorable opinions of counsel of the Supplemental New Borrower Mortgagor addressed to the Administrative Agent and the Lenders with respect to the Supplemental New Borrower Mortgage and such other matters as the Lenders shall reasonably request (which such opinions shall expressly permit reliance by successors and assigns of the Administrative Agent or any Lender); and
     (5) such other instruments, documents and certificates as the Administrative Agent shall reasonably request.
     (E) Within forty-five (45) days of the date upon which each New Borrower is joined as a Credit Party pursuant to Section 8.10(e)
(ii)(B):
     (1) a final title policy, insuring the first priority Liens of the Secured Parties and the Canadian Secured Parties and showing no Liens prior to the Liens of the Secured Parties and the Canadian Secured Parties (other than for ad valorem taxes not yet due and payable) and containing only such other customary title exceptions as are reasonably acceptable to the Administrative Agent, with title insurance companies acceptable to the Administrative Agent, on each of the Coosa Pines Mill Real Property and Grenada Mill Real Property (it being agreed that the Borrower and its

Subsidiaries shall provide or obtain any customary affidavits and indemnities as may be required or necessary to obtain title insurance satisfactory to the Administrative Agent);
     (2) copies of all recorded documents creating exceptions to the title policies referred to in Section 8.10(e)(ii)(E)(l);
     (3) a certification form of a certification from the National Research Center, or any successor agency thereto, regarding each of the Coosa Pines Mill Real Property and the Grenada Mill Real Property;
     (4) copies of as-built surveys of a recent date of each of the Coosa Pines Mill Real Property and the Grenada Mill Real Property, in each case certified as of a recent date by a registered engineer or land surveyor. Each such survey shall be accompanied by an affidavit (a “Survey Affidavit”) of an authorized signatory of the owner of such property stating that there have been no improvements or encroachments to the property since the date of the respective survey such that the existing survey is no longer accurate. Each such survey shall show the area of such property, all boundaries of the land with courses and distances indicated, including chord bearings and arc and chord distances for all curves, and shall show dimensions and locations of all easements, private drives, roadways, and other facts materially affecting such property, and shall show such other details as the Administrative Agent may reasonably request, including, without limitation, any encroachment (and the extent thereof in feet and inches) onto the property or by any of the improvements on the property upon adjoining land or upon any easement burdening the property; any improvements, to the extent constructed, and the relation of the improvements by distances to the boundaries of the property, to any easements burdening the property, and to the established building lines and the street lines; and if improvements are existing, (x) a statement of the number of each type of parking space required by Applicable Laws, ordinances, orders, rules, regulations, restrictive covenants and easements affecting the improvement, and the number of each such type of parking space provided, and (y) the locations of all utilities serving the improvement;
     (5) a Phase I environmental assessment and such other environmental report reasonably requested by the Administrative Agent regarding each of the Coosa Pines Mill Real Property and the Grenada Mill Real Property, in each case prepared by an environmental engineering firm acceptable to the Administrative Agent showing no environmental conditions in violation of Environmental Laws or liabilities under Environmental Laws, either of which could reasonably be expected to have a Material Adverse Effect; and
     (6) such other certificates, documents and information (including, without limitation, engineering and structural reports,

permanent certificates of occupancy and evidence of zoning compliance, in each case, with respect to each of the Coosa Pines Mill Real Property and the Grenada Mill Real Property) as may be reasonably requested by the Administrative Agent, all in form, consent and scope reasonably satisfactory to the Administrative Agent.”
     (c) Amendment to Section 11.1 (d). Section ll.l(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
     “(d) The Borrower or any other Credit Party shall default in the performance or observance of any covenant or agreement contained in Sections 5.4, 7.1 (other than, solely during the time period from the Fourth Amendment Effective Date through the Conversion Date, any reporting required pursuant to subsections (g) and (h) thereof (it being agreed and acknowledged that subsections (g) and (h) thereof shall be subject to this subsection (d) on and after the Conversion Date)), 7.2, 7.5(e)(i), 8.2(b)(ii), 8.10(e)(i), 8.10(e)(ii) or Articles IX or X.”
     3. Amendment to Collateral Agreement. The Collateral Agreement is hereby amended by adding the following new clause (d) to Section 4.9:
     “(d) No Partnership/LLC Interests issued by any Grantor (i) shall be traded on a Securities exchange or in Securities markets, (ii) shall by their terms expressly provide that they are Securities governed by Article 8 of the UCC, (iii) shall be Investment Company Securities, (iv) shall be held in a Securities Account or (iv) shall be certificated unless such certificates are delivered to the Administrative Agent with appropriate instruments of transfer.”
     4. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed to be effective as of the date hereof:
     (a) the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent (on behalf of itself and each of the Consenting Lenders by virtue of each Consenting Lender’s execution of a Lender Authorization), the Borrower, the Parent and the Subsidiary Grantors;
     (b) the Administrative Agent shall have received executed Lender Authorizations from the requisite Consenting Lenders;
     (c) the Administrative Agent shall have been reimbursed for all fees and out-of-pocket charges and other expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent;
     (d) the Administrative Agent shall have received a corresponding amendment to the Canadian Credit Agreement, in form and substance substantially consistent with this Agreement (with such changes as are applicable only to the Canadian Credit Agreement), duly executed by the Canadian Administrative Agent, the Canadian Borrower, the Parent, each Canadian

Guarantor and the requisite Consenting Lenders (whether directly or through a lender authorization); and
     (e) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement.
     5. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
     6. Representations and Warranties/No Default. By their execution hereof,
     (a)  the Parent, the Borrower and each Subsidiary Grantor (including, without limitation, BNSO (as defined below)) hereby certifies, represents and warrants to the Administrative Agent and the Lenders that after giving effect to the amendments set forth in Sections 2 and 3 above, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (A) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (B) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing;
     (b) the Borrower, the Parent and each of the Subsidiary Grantors (including, without limitation, BNSO (as defined below)) hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
     (i) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

     (ii) this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower, the Parent and each of the Subsidiary Grantors, and each such document constitutes the legal, valid and binding obligation of the Borrower, the Parent and each of the Subsidiary Grantors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
     7. Acknowledgement by Bowater Newsprint South Operations LLC. Bowater Mississippi LLC, a Mississippi limited liability company and a Subsidiary Guarantor, was merged with and into Bowater Newsprint South Operations LLC (formerly known as Bowater Newsprint South, Inc.), a Delaware limited liability company (“BNSO”), with BNSO as the surviving entity of such merger. By its execution hereof, BNSO hereby acknowledges and agrees that BNSO shall be bound by the Credit Agreement and the other Loan Documents as a “Subsidiary Guarantor” as if it were a Subsidiary Guarantor on the Closing Date. BNSO shall comply with, and be subject to, and have the benefit of, and hereby assumes and agrees to be bound by, all of the terms, conditions, covenants, agreements and obligations applicable to a Subsidiary Guarantor set forth in the Credit Agreement and the other Loan Documents. Each party hereto hereby agrees that each reference to a “Credit Party” or a “Subsidiary Guarantor” in the Credit Agreement and in the other Loan Documents shall be deemed to include BNSO.
     8. Reaffirmations. Each Credit Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Parent Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Parent Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party and (c) agrees that the Parent Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.
     9. Acknowledgement by Parent. The Parent hereby acknowledges receipt of a copy of the Credit Agreement and agrees, for the benefit of the Administrative Agent and the Secured Parties, to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it (including, without limitation, Sections 7.1(f), 10.6(1) and ll.l(o)).
     10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.
     11. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     12. Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORROWER: BOWATER INCORPORATED
By:	/s/ William G. Harvey
	Name:	William G. Harvey
	Title:	SVP and CFO

PARENT: ABITIBIBOWATER INC.
By:	/s/ William G. Harvey
	Name:	William G. Harvey
	Title:	SVP and CFO

SUBSIDIARY GRANTORS: BOWATER NEWSPRINT SOUTH OPERATIONS LLC
By:	BOWATER NEWSPRINT SOUTH LLC Its: Manager

	By:	/s/ William G. Harvey
	Name:	William G. Harvey
	Title:	Manager

BOWATER AMERICA INC.
By:	/s/ William A. Mccormick
	Name:	William A. Mccormick
	Title:	Assistant Secretary

BOWATER NUWAY INC.
By:	/s/ William A. Mccormick
	Name:	William A. Mccormick
	Title:	Asst. Secretary

[Fifth Amendment — Bowater]
[Signature Pages Continue]

BOWATER NUWAY MID-STATES INC.
By:	/s/ William A. Mccormick
	Name:	William A. Mccormick
	Title:	Asst. Secretary

BOWATER ALABAMA LLC
By:	/s/ William G. Harvey
	Name:	William G. Harvey
	Title:	Manager

[Fifth Amendment — Bowater]
[Signature Pages Continue]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (on behalf of itself and the Consenting Lenders who have executed a Lender Authorization) and as Issuing Lender, Swingline Lender and a Lender

By: Name:	/s/ James Travagline James Travagline
Title:	Vice President
[Fifth Amendment to US Credit Agreement — Bowater]

     Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

Wachovia Bank, National Association

By: Name:	/s/ James Travagline James Travagline
Title:	Vice President
[Lender Authorization — Fifth Amendment — Bowater]

Lender Authorization agrees or reaffirms that it shall be a party to the Agreements and the other Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

WELLS FARGO FOOTHILL, LLC

By:	/s/ Rohan Damani
Name:	Rohan Damani
Title:	Vice President
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

UBS Loan Finance LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By: Name:	/s/ David B. Julie David B. Julie
Title:	Associate Director
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

JPMorgan Chase Bank, N.A.

By: Name:	/s/ Peter Predun Peter Predun
Title:	Executive Director
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

Carolina First Bank

By:	/s/ Kevin M. Short
Name:	Kevin M. Short
Title:	Executive Vice President
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

GE BUSINESS FINANCIAL SERVICES INC. (Formerly known as Merrill Lynch Business Financial Services Inc.)

By: Name:	/s/ Rebecca A. Ford Rebecca A. Ford
Title:	It’s Duly Authorized Signatory

Lender Authorization agrees or reaffirms that it shall be a party to the Agreements and the other Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

ROB T. JOKHAI
Vice President
388 Greenwint Street
New York, NY 10013
212-816-8272

Citicorp USA, Inc.

By: Name:	/s/ Rob Jokhai Rob Jokhai
Title:	Vice President
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parlies and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantancous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

Credit Industriel et Commercial
[Insert name of applicable financial institution]

By: Name:	/s/ Anthony Rock Anthony. Rock
Title:	Managing Director

By: Name:	/s/ Marcus Edward Marcus Edward
Title:	Managing Director
[Fifth Amendment — Bowater]

Lender Authorization agrees or reaffirms that it shall be a party to the Agreements and the other Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

The Bank of New York

By: Name:	[ILLEGIBLE] [ILLEGIBLE]
Title:	Vice President
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

BANK OF MONTREAL

By: Name:	/s/ Bruno Jarry Bruno Jarry
Title:	Director
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

Export Development Canada

By: Name:	/s/ Matthew Devine Matthew Devine
Title:	Asset Manager

By: Name:	/s/ Howard Clysdale Howard Clysdale
Title:	Loan Portfolio Manager

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

Bank of America, N. A.

[Insert name of applicable financial institution]

By: Name:	/s/ Covinne Barrett Covinne Barrett
Title:	Senior Vice President
[Fifth Amendment — Bowater]

Bowater Incorporated
Bowater Canadian Forest Products Inc.
Fifth Amendment
April 30, 2008
Wachovia Bank, National Association
NC0680
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services
The Bank of Nova Scotia
40 King Street West
Scotia Plaza, 62nd Floor
Toronto, Ontario M5W 2X6
Attention: Corporate Banking Loan Syndication

Re:	(a) the Fifth Amendment dated as of April 30, 2008 (the “U.S. Agreement”) to that certain Credit Agreement dated as of May 31, 2006 (as amended, the “U.S. Credit Agreement”) among Bowater Incorporated (the “U.S. Borrower”), the lenders party thereto (the “U.S. Lenders”), and Wachovia Bank, National Association, as administrative agent (the “U.S. Administrative Agent”) for the U.S. Lenders and (b) the Fourth Amendment dated as of April 30, 2008 (the “Canadian Agreement” and, together with the U.S. Agreement, the “Agreements”) to that certain Credit Agreement dated as of May 31, 2006 (as amended, the “Canadian Credit Agreement”) among Bowater Canadian Forest Products Inc. (the “Canadian Borrower”), the U.S. Borrower, the lenders party thereto (the “Canadian Lenders”), and The Bank of Nova Scotia, as administrative agent (the “Canadian Administrative Agent”) for the Canadian Lenders.
     This Lender Authorization acknowledges our receipt and review of the execution copy of the Agreements, each in the form posted on SyndTrak Online or otherwise distributed to us by the U.S. Administrative Agent or the Canadian Administrative Agent. By executing this Lender Authorization, we hereby approve the Agreements and authorize the U.S. Administrative Agent or the Canadian Administrative Agent (as applicable) to execute and deliver the Agreements on our behalf.
     Each financial institution purporting to be a U.S. Lender and executing this Lender Authorization agrees or reaffirms that it shall be a party to the Agreements and the other Loan Documents (as defined in the U.S. Credit Agreement) to which U.S. Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the U.S. Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. Each financial institution purporting to be a Canadian Lender and executing this Lender Authorization agrees or reaffirms that it shall be a party to the Agreements and the other
[ILLEGIBLE] RZBLLCNY • A WHOLLY OWNED SUBSIDIARY OF RAIFFEISEN ZENTRALBANK ÕSTERREICH AG (RZB-AUSTRIA)
• Head Office: A-1030 Vienna, Am Stãdtpark 9, Postal Address: A-1011 Vienna, P.O. Box 50 • Member of UNICO Banking Group

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” Under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

RZB Finance LLC

By: Name:	/s/ John A. Valiska John A. Valiska
Title:	First Vice President

By: Name:	/s/ Shirley Ritch Shirley Ritch
Title:	Assistant Vice President
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parlies hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

GOLDMAN SACHS CREDIT PARTNERS, L.P.
[Insert name of applicable financial institution]

By: Name:	/s/ Andrew Caditz Andrew Caditz
Title:	Authorized Signatory
[Fifth Amendment — Bowater]

Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

AgFirst Farm Credit Bank

By: Name:	/s/ Matt Jeffords Matt Jeffords
Title:	Assistant Vice President
[Fifth Amendment — Bowater]